UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):               March 11, 2022

ConocoPhillips

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

925 N. Eldridge Parkway
Houston, Texas 77079

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 293-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	COP	New York Stock Exchange
7% Debentures due 2029	CUSIP – 718507BK1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

Exchange Offers

On March 11, 2022 (the “Early Settlement Date”), ConocoPhillips (“COP”), ConocoPhillips Company (“CPCo”), Burlington Resources LLC (“Burlington”) and Burlington Resources Oil & Gas Company LP (“BRO&G”) accepted for purchase and completed the early settlement of Old Notes (as defined below) as part of their previously announced private offers to eligible holders to exchange (each an “Exchange Offer” and, together, the “Exchange Offers”), as applicable, (i) 6.50% Notes due 2039 and 5.90% Notes due 2038, each issued by COP, 5.95% Notes due 2036 issued by Burlington, and 5.95% Notes due 2046 issued by CPCo (such notes, collectively, the “Pool 1 Notes”) for a combination of up to $2.0 billion in aggregate principal amount of new notes due 2062 issued by CPCo (the “New 2062 Notes”) and cash and (ii) 6.95% Notes due 2029 and 7.00% Notes due 2029, each issued by CPCo, 7.40% Notes due 2031 and 7.20% Notes due 2031, each issued by Burlington, and 7.25% Notes due 2031 issued by BRO&G (such notes, collectively, the “Pool 2 Notes” and, together with the Pool 1 Notes, the “Old Notes”) for a combination of up to $1.0 billion in aggregate principal amount of new notes due 2042 issued by CPCo (the “New 2042 Notes”) and cash. All of the Old Notes validly tendered and not validly withdrawn prior to the early participation deadline of 5:00 p.m., New York City time, on March 7, 2022, as previously disclosed, were accepted for purchase. All accepted Old Notes will be retired and cancelled.

On the Early Settlement Date, CPCo issued $1,767,690,000 in aggregate principal amount of the New 2062 Notes and $783,545,000 in aggregate principal amount of the New 2042 Notes (collectively, the “New Notes”). The New 2062 Notes will bear interest at a rate of 4.025% per year and will mature on March 15, 2062. The New 2042 Notes will bear interest at a rate of 3.758% per year and will mature on March 15, 2042. CPCo will pay interest on each series of the New Notes on March 15 and September 15 of each year, beginning on September 15, 2022. The New Notes are senior, unsecured obligations of CPCo and rank equally with CPCo’s other senior, unsecured debt, senior to CPCo’s subordinated debt and effectively junior to CPCo’s secured debt (to the extent of the value of the collateral securing such debt) and to all debt and other liabilities of CPCo’s subsidiaries. The New Notes are guaranteed on a senior, unsecured basis by COP.

The New Notes are governed by an indenture, dated as of December 7, 2012 (the “Base Indenture”), among CPCo, as issuer, COP, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of March 11, 2022 (the “Supplemental Indenture”), by and among CPCo, COP and the Trustee.

Neither the Exchange Offers nor the New Notes were registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. The New Notes may not be offered or sold except pursuant to an exemption from or in a transaction not subject to the registration requirements of the Securities Act and all other applicable securities laws. The Exchange Offers remain ongoing at this time and are set to expire at one minute after 11:59 p.m., New York City time, on March 21, 2022 unless extended or earlier terminated.

The foregoing summary of the New Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the Supplemental Indenture and the forms of the New Notes attached as Exhibits 4.1, 4.2, 4.3 and 4.4 hereto, the terms of which are in each case incorporated herein by reference.

Registration Rights Agreement

On March 11, 2022, in connection with the issuance of the New Notes in the Exchange Offers, CPCo, COP, and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, TD Securities (USA) LLC, BofA Securities, Inc., Credit Suisse Securities (USA) LLC, HSBC Securities (USA) Inc., MUFG Securities Americas Inc., SMBC Nikko Securities America, Inc., Wells Fargo Securities, LLC, Barclays Capital Inc., BBVA Securities Inc., DNB Markets, Inc., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Standard Chartered Bank and U.S. Bancorp Investments, Inc., as dealer managers, entered into a registration rights agreement with respect to the New Notes (the “Registration Rights Agreement”). CPCo and COP agreed under the Registration Rights Agreement to, among other things, use their commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange each series of the New Notes for notes fully and unconditionally guaranteed by ConocoPhillips, with terms substantially identical in all material respects to such series of the New Notes (except that the registered notes will not contain terms with respect to transfer restrictions or any increase in annual interest rate), and (ii) cause such registration statement to become effective under the Securities Act. CPCo shall be obligated to pay additional interest on the New Notes if, among other things, the exchange offer registration statement has not been deemed effective on or prior to June 30, 2023, or the registered exchange offer is not completed prior to June 30, 2023 and a shelf registration statement is required and is not declared effective on or prior to the later of (i) June 30, 2023 or (ii) 60 days after delivery of a request by a dealer manager for the filing of a shelf registration.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement attached as Exhibit 4.5 hereto, the terms of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of December 7, 2012, among ConocoPhillips Company, as issuer, ConocoPhillips, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of ConocoPhillips filed on December 7, 2012; SEC File No. 001-32395)
4.2	First Supplemental Indenture, dated as of March 11, 2022, by and among ConocoPhillips Company, ConocoPhillips and The Bank of New York Mellon Trust Company, N.A.
4.3	Form of 4.025% Notes due 2062 (included in Exhibit 4.2 to this Current Report on Form 8-K)
4.4	Form of 3.758% Notes due 2042 (included in Exhibit 4.2 to this Current Report on Form 8-K)
4.5	Registration Rights Agreement, dated as of March 11, 2022, by and among ConocoPhillips Company, ConocoPhillips, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, TD Securities (USA) LLC, BofA Securities, Inc., Credit Suisse Securities (USA) LLC, HSBC Securities (USA) Inc., MUFG Securities Americas Inc., SMBC Nikko Securities America, Inc., Wells Fargo Securities, LLC, Barclays Capital Inc., BBVA Securities Inc., DNB Markets, Inc., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Standard Chartered Bank and U.S. Bancorp Investments, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL and filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

Date:	March 11, 2022	By:	/s/ Andrew M. O’Brien
		Name:	Andrew M. O’Brien
		Title:	Vice President and Treasurer